SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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SEASONS SERIES TRUST

(Name of Registrant As Specified In Its Charter)

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Seasons Series Trust

SA Multi-Managed Large Cap Value Portfolio

5300 Memorial Drive, Suite 1150

Houston, Texas 77007

June 26, 2026

Dear Contract Owner:

You are receiving the enclosed information statement (the “Information Statement”) because you own shares in the SA Multi-Managed Large Cap Value Portfolio (the “Portfolio”), a series of Seasons Series Trust (the “Trust”). The purpose of the Information Statement is to inform you that at a meeting held on December 10, 2025, the Board of Trustees of the Trust approved (i) the termination of the subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and American Century Investment Management, Inc. (“American Century”) with respect to a portion of the Portfolio (the “Prior Subadvisory Agreement”), and (ii) a subadvisory agreement between SunAmerica and Federated MDTA LLC (“Federated”) with respect to that portion of the Portfolio (the “New Subadvisory Agreement”), each effective on April 30, 2026.

Federated replaced American Century as the subadviser to a portion of the Portfolio.

In connection with the approval of the New Subadvisory Agreement, changes were approved to the Portfolio’s principal investment strategies, techniques and risks to reflect, among other things, the use by Federated of a quantitative, model-driven investment approach and the ability of the Portfolio to invest in real estate investment trusts and, from time to time, to have greater allocations to certain market sectors. The approval of the New Subadvisory Agreement did not result in any increase in the advisory fees or expenses payable by the Portfolio. In addition, SunAmerica has contractually agreed to waive a portion of its advisory fee through July 31, 2027, so that the advisory fee payable by the Portfolio is reduced at each breakpoint.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the New Subadvisory Agreement and Federated.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call the Annuity Service Center at 1-800-445-7862. We thank you for your continued support and investments.

Sincerely,

/s/ John T. Genoy John T. Genoy
President
Seasons Series Trust

Seasons Series Trust

5300 Memorial Drive, Suite 1150

Houston, Texas 77007

SA Multi-Managed Large Cap Value Portfolio

(the “Portfolio”)

INFORMATION STATEMENT

REGARDING NEW SUBADVISORY AGREEMENT FOR THE SA MULTI-MANAGED LARGE CAP VALUE PORTFOLIO

You have received this Information Statement because, on April 30, 2026, you were invested in the Portfolio through a variable annuity or variable life insurance contract policy. You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the decision by the Board of Trustees (the “Board” or the “Trustees”) of Seasons Series Trust (the “Trust”) to terminate the subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) and American Century Investment Management, Inc. (“American Century”) with respect to the Portfolio (the “Prior Subadvisory Agreement”), and approve a subadvisory agreement between SunAmerica and Federated MDTA LLC (“Federated” or the “Subadviser”) with respect to the Portfolio (the “New Subadvisory Agreement”). Pursuant to the New Subadvisory Agreement, SunAmerica delegates certain responsibilities for advising a portion of the Portfolio to Federated.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

Purpose of the Information Statement

SunAmerica and the Trust rely on an exemptive order granted by the U.S. Securities and Exchange Commission (“SEC”) on December 3, 1996, that permits SunAmerica to enter into or amend subadvisory agreements with unaffiliated subadvisers without obtaining shareholder approval (the “Order”). The Order applies to the Portfolio and is subject to certain conditions, including the requirement that the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approves any new subadvisory agreement or amendment to a subadvisory agreement.

At a meeting held on December 10, 2025 (the “Meeting”), the Board, including a majority of the Independent Trustees, approved the termination of the Prior Subadvisory Agreement between SunAmerica and American Century, and approved the New Subadvisory Agreement between SunAmerica and Federated with respect to the Portfolio. The New Subadvisory Agreement is expected to become effective on or about April 30, 2026.

Federated replaced American Century as the subadviser to a portion of the Portfolio.

The Order requires that within 60 days of entering into a new subadvisory agreement with respect to a portfolio, the Trust must furnish the portfolio’s shareholders with the same information about the new subadvisory agreement that would have been included in a proxy statement, except as modified by the Order. This Information Statement is being provided to you to satisfy this requirement. This Information Statement is being posted at venerable.onlineprospectus.net/informationstatements on or about June 26, 2026.

The Trust and the Adviser

The Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica on January 1,

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2026, as amended from time to time, with the approval of the Board, including a majority of the Independent Trustees. The Advisory Agreement replaced the prior advisory agreement that terminated in connection with a change of control of SunAmerica. The Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, at a meeting held on September 18, 2025.

SunAmerica is a limited liability company organized under the laws of Delaware. SunAmerica is an indirect, wholly-owned subsidiary of Venerable Holdings, Inc. (“Venerable”). SunAmerica is located at One World Trade Center, 285 Fulton Street, Suite 49M, New York, New York 10007.

As investment adviser, SunAmerica selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services, and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies), or other considerations.

The subadvisers to the Trust’s portfolios, including Federated, act pursuant to subadvisory agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers, and negotiating commission rates for the portfolios. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. The Trust’s portfolios do not pay fees directly to a subadviser.

In connection with the approval of the New Subadvisory Agreement, SunAmerica has agreed to a contractual advisory fee waiver through July 31, 2027, pursuant to which the advisory fee payable by the Portfolio is reduced at each breakpoint.

Had the changes described above (the “New Arrangements”) been implemented at the beginning of the fiscal year ended March 31, 2026, the subadvisory fees paid by SunAmerica would have decreased and the gross advisory fees retained by SunAmerica with respect to the Portfolio would have increased. The following shows what the aggregate subadvisory fees paid and the advisory fees retained were for the fiscal year ended March 31, 2026, compared to what they would have been had the New Arrangements been in place for the entire fiscal year ended March 31, 2026.

	Year Ended March 31, 2026 Actual		Year Ended March 31, 2026 New Arrangements		Difference
	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	% Increase (Decrease)
Gross Advisory Fees	$2,497,071	0.790%	$2,497,071	0.790%	$0	0.000%	0.0%
Aggregate Subadvisory Fees Paid	$772,539	0.244%	$705,813	0.223%	($66,726)	(0.021%)	(8.6%)
Advisory Fees Retained (Gross)	$1,724,532	0.546%	$1,791,258	0.567%	$66,726	0.021%	3.9%
Advisory Fees Waived/ Expenses Reimbursed	$0	0.000%	$63,255	0.020%	$63,255	0.020%	-
Advisory Fees Retained (Net)	$1,724,532	0.546%	$1,728,003	0.547%	$3,471	0.001%	0.2%

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The subadvisory fees paid to Federated and advisory fees retained by SunAmerica are hypothetical and designed to help you understand the potential effects of the new Subadvisory Agreement. The actual fees paid to SunAmerica, and the actual advisory fees retained by SunAmerica may be different due to fluctuating asset levels and a variety of other factors.

In connection with the approval of the New Subadvisory Agreement, changes were approved to the Portfolio’s principal investment strategies, techniques and risks.

The New Subadvisory Agreement

Under the terms of the New Subadvisory Agreement, and subject to the oversight and review of the Adviser, Federated will manage the investment and reinvestment of the assets of a portion of the Portfolio and will determine in its discretion, and subject to the oversight and review of the Adviser, the securities to be purchased or sold, and will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. Federated shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish as delivered in writing to Federated, and in compliance with (a) the objectives, policies, and limitations for the Portfolio set forth in the Trust’s current prospectus and statement of additional information as delivered to Federated, and (b) applicable laws and regulations.

The New Subadvisory Agreement is otherwise similar to the Prior Subadvisory Agreement with respect to the Portfolio, except that the New Subadvisory Agreement materially differs, among other things, in: (i) the name of the subadviser; (ii) the effective date and termination date of the agreement; (iii) to the extent it votes proxies, American Century does so in accordance with its own proxy voting policies, whereas Federated would do so pursuant to mutually agreed proxy voting policies; (iv) the Subadvisory Agreement includes a specific right to delegate services to affiliates and third-party contractors while remaining responsible for their actions, a provision not included in the American Century Subadvisory Agreement; (v) the American Century Subadvisory Agreement requires the subadviser to maintain errors and omissions/professional liability insurance and to provide expanded compliance reporting and certifications to the Adviser and the Trust’s Chief Compliance Officer (“CCO”), commitments not expressly required under the Subadvisory Agreement; and (vi) the American Century Subadvisory Agreement includes a standalone “Legal Matters” clause clarifying that the subadviser will not initiate or manage litigation on the Trust’s behalf, which is not separately addressed in the Subadvisory Agreement. The New Subadvisory Agreement also provides for automatic termination with respect to the Portfolio unless, at least annually subsequent to its initial term, its continuance is approved by (i) the vote of a majority of those Trustees of the Trust who are not parties to the New Subadvisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust. The New Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time with respect to the Portfolio, without penalty, by the Portfolio or Trust, Board, SunAmerica, or the holders of a majority of the outstanding shares of the Portfolio, on not less than 30 nor more than 60 days’ prior written notice to Federated.

Under the New Subadvisory Agreement, Federated is compensated by SunAmerica (and not the Portfolio) at an annual rate equal to a percentage of the average daily net assets of the portion of the Portfolio that Federated manages. The subadvisory fee schedule represents a reduction from the subadvisory fee previously paid to American Century.

Since SunAmerica, and not the Portfolio, is responsible for the payment of subadvisory fees, the fees and expenses paid by the Portfolio’s shareholders will not increase as a result of the approval of the New Subadvisory Agreement.

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The New Subadvisory Agreement is attached as Exhibit A, and the description of the New Subadvisory Agreement set forth herein is qualified in its entirety by reference to Exhibit A.

Factors Considered by the Board

In connection with the approval of the New Subadvisory Agreement, the Board received materials related to certain factors used in its consideration of whether to approve the New Subadvisory Agreement. Those factors included:

(1)	the requirements of the Portfolio in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory and administrative services expected to be provided by the Subadviser;

(3)	the size and structure of the subadvisory fees and any other material payments to be paid to the Subadviser;

(4)	the organizational capability and financial condition of the Subadviser and its affiliates; and

(5)	the fees to be paid by the Adviser to Federated for managing the Portfolio.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of and amounts retained by SunAmerica; and (c) information regarding the Subadviser’s compliance and regulatory history.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica and Federated in connection with their consideration of approval of the New Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive session during which such independent counsel provided guidance to the Independent Trustees.

The Board received a report on the Portfolio’s current and proposed subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Group/Universe”), as selected and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data. The Board also received performance data and expense information provided by Federated, including with respect to accounts and mutual funds managed by Federated that have comparable investment objectives and strategies to the Portfolio.

Nature, Extent and Quality of Services Provided by the Subadviser.

The Board noted that management was proposing to replace American Century as a subadviser to the Portfolio because of continued underperformance. The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by Federated. In making its evaluation, the Board considered that SunAmerica acts as adviser for the Portfolio, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Portfolio’s assets, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements.

With respect to the Subadviser, the Board noted that Federated would be responsible for providing investment management services on a day-to-day basis. In such role, Federated would (i) manage the investment and

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reinvestment of the Portfolio’s assets; (ii) determine the securities to be purchased or sold and execute such documents on behalf of the Portfolio as may be necessary in connection with its management thereof; (iii) provide SunAmerica with records concerning its activities; and (iv) render regular reports to SunAmerica and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Board reviewed Federated’s history, structure and size, and investment experience. The Board considered the personnel of Federated who would be involved in providing investment management, administration, compliance and risk management services to the Portfolio, as well as current and projected staffing levels. The Board was informed that in management’s judgment, Federated has the size, viability and resources to attract and retain highly qualified investment professionals.

The Board also reviewed and considered Federated’s compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to serve as subadviser to the Portfolio. The Board considered Federated’s risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on Federated’s ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by the Subadviser and that there was a reasonable basis on which to conclude that the Subadviser would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance.

The Board, including the Independent Trustees, received and reviewed information regarding the Portfolio’s subadvisory fees (actual and contractual) compared against such fees of its Subadvised Expense Group/Universe. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees will be paid by SunAmerica out of its advisory fee and not by the Portfolio, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board also noted that the subadvisory fee rates to be paid by SunAmerica to Federated under the New Subadvisory Agreement are lower than those currently paid to American Century for its subadvisory services to the Portfolio. The Board further considered that management had agreed to a contractual advisory fee waiver with respect to the Portfolio that would reduce the fees paid by the Portfolio to SunAmerica by two basis points at each breakpoint. The Board also considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees to be retained. The Board determined that these amounts were reasonable in light of the services performed by SunAmerica and Federated, respectively.

To assist in analyzing the reasonableness of the subadvisory fee, the Board considered the report provided by Broadridge and the information provided by management. The Board also considered subadvisory fees received by Federated with respect to other mutual funds and accounts with similar investment strategies to the Portfolio.

The Subadvised Expense Group consists of the Portfolio and four other multi-cap value funds underlying variable insurance products (“VIPs”), as classified by Broadridge. The Subadvised Expense Universe consists of the Portfolio, the Subadvised Expense Group and other multi-cap value funds underlying VIPs with disclosed subadviser agreements, excluding outliers.

The performance information included information with respect to the performance of the Federated Hermes MDT Large Cap Value Strategy (the “Federated Strategy”) relative to the Russell 1000 Value Index. The Board noted that the Federated Strategy had outperformed the benchmark for the one-, three- and five-year periods ended September 30, 2025, and for each of the previous five calendar years. In considering this comparative performance information, however, the Board acknowledged that past performance is not necessarily indicative of future results and that actual results of the Portfolio may differ.

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On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to the Portfolio’s overall performance, performance relative to the Portfolio’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board.

The Trustees noted that the expense and performance information as a whole was useful in assessing whether Federated is proposing to provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale and Other Benefits Derived.

The Board noted that the subadvisory fees paid pursuant to the New Subadvisory Agreement are paid by SunAmerica out of its advisory fees. The Board considered that the New Subadvisory Agreement also contains breakpoints in the fee schedule; however, since SunAmerica, and not the Trust, is responsible for the payment of the fees pursuant to the New Subadvisory Agreement, the Portfolio does not directly benefit from any reduction in those fee rates. The Trustees also relied on the ability of SunAmerica to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to the Subadviser in connection with its relationship with the Portfolio is therefore not a material factor in its consideration of the New Subadvisory Agreement.

The Board considered other potential indirect benefits to the Subadviser as a result of its relationship with the Portfolio, which could include research benefits obtained by trading the Portfolio’s assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to the Subadviser’s profitability, the Board concluded that the potential for economies of scale and other indirect benefits to the Subadviser in its management of the Portfolio are not a material factor in its consideration at this time.

Terms of New Subadvisory Agreement.

The Board, including the Independent Trustees, reviewed the terms and conditions of the New Subadvisory Agreement, including the duties and responsibilities undertaken by SunAmerica and Federated as discussed above. The Board also reviewed the differences in the terms of the New Subadvisory Agreement as compared to the terms of the Prior Subadvisory Agreement.

Conclusions.

In reaching its decision to recommend the approval of the New Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee may have attributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that the Subadviser possesses the capability and resources to perform the duties required of it under the New Subadvisory Agreement.

Further, based upon its review of the New Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the New Subadvisory Agreement are reasonable, fair and in the best interest of the Portfolio and its shareholders, and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Information about Federated

Federated MDTA LLC (“Federated”) is a Delaware limited liability company with its principal offices at 125 High Street, Oliver Street Tower – 21st Floor, Boston, Massachusetts 02110-2704 and a wholly owned

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subsidiary of Federated Hermes, Inc., a publicly traded company engaged in the financial services industry through its subsidiaries. As of March 31, 2026, Federated and its affiliates managed approximately $907.1 billion in assets.

The following chart lists Federated’s principal executive officers and directors and their principal occupations. The business address for these individuals is the same as for Federated.

Name and Address	Principal Occupation
Christopher J. Donahue	Chairman/Board of Managers
John Fisher Thomas R. Donahue Stephen F. Auth Richard A. Novak George F. Magera Stephen Van Meter	President/CEO/Board of Managers Board of Managers Chief Investment Officer Treasurer Secretary Chief Compliance Officer

No Trustee of the Trust has owned any securities, or has had, any material interest in, or a material interest in a material transaction with Federated or its affiliates since the beginning of the Portfolio’s most recent fiscal year. No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Federated.

Federated provides investment advisory or subadvisory services, as applicable, to other mutual funds and/or institutional accounts. None of these other mutual funds and/or institutional accounts have investment strategies or objectives similar to that of the Portfolio. Federated is the investment adviser for other mutual funds and/or institutional accounts that have investment strategies or objectives similar to that of the Portfolio. The name of each such fund, information concerning the fund’s assets, and the advisory fee rate paid (as a percentage of average net assets) to Federated are set forth below.

Fund Name	Assets as of March 31, 2026 (millions)	Fee Rate (% of average daily net assets)

SA Multi-Managed Large Cap Value	n/a	0.275% on the first $100 million

Portfolio		0.225% above $100 million

Ownership of Shares

As of June 12, 2026, there were approximately 25,323,790.70 shares outstanding in the Portfolio. As of May 31, 2026, all shares of the Portfolio were owned directly by the separate accounts of American General Life Insurance Company (“AGL”), The United States Life Insurance Company of The City of New York (“USL”), and/or The Variable Annuity Life Insurance Company (“VALIC”) or affiliated mutual funds. One or more of the following affiliated mutual funds, known collectively as the “Allocation Portfolios,” each of which is a series of the Trust, owned shares of the Portfolio. The Allocation Portfolios include SA Allocation Balanced Portfolio, SA Allocation Growth Portfolio, SA Allocation Moderate Growth Portfolio, and SA Allocation Moderate Portfolio. The following shareholders directly owned 5% or more of the Portfolio’s outstanding shares as of such date:

Class	Owner	Shares	Percentage
Class 1	AGL	258,549.68	1.11%
Class 1	Allocation Portfolios	2,534,391.27	10.92%
Class 1	SunAmerica Dynamic Allocation Portfolio	11,919,194.28	51.36%
Class 1	SunAmerica Dynamic Strategy Portfolio	8,495,080.29	36.61%
Class 2	AGL	1,400,188.51	100.00%
Class 3	AGL	698,272.07	97.47%
Class 3	USL	18,114.60	2.53%

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AGL’s address is 2727-A Allen Parkway, Houston, Texas 77019. USL’s address is 1133 Avenue of the Americas 33rd Floor, New York, New York 10036. VALIC’s address is 2919 Allen Parkway, 8th Floor, Houston, Texas 77019. The Allocation Portfolios are located at 5300 Memorial Drive, Suite 1150, Houston, Texas 77007.

Shareholders that own of record or beneficially more than 25% of the Portfolio’s outstanding shares may be considered a controlling person. As of May 31, 2026, to the knowledge of the Trust, no other person beneficially or of record owned 25% or more of any class of the Portfolio’s outstanding shares.

The Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the shares of the Portfolio as of May 31, 2026.

Brokerage Commissions

The Portfolio paid $12 brokerage commissions to affiliated broker-dealers for the fiscal year ended March 31, 2026.

Other Service Providers

For the fiscal year ended March 31, 2026, the Portfolio paid an aggregate amount of $48,783 in account maintenance and service fees to AGL, USL, and VALIC, each of which were affiliates of SunAmerica prior to January 1, 2026. In addition, the Portfolio paid $6,482 to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the period. VRSCO is a majority-owned subsidiary of VALIC and is located at 2919 Allen Parkway, 8th floor, Houston, Texas 77019, and was an affiliate of SunAmerica prior to January 1, 2026.

Directed Services LLC (“DSL”), an affiliate of Venerable, distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement, none of which are reimbursed by or paid for by the Portfolio. DSL is located at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380.

Shareholder Reports

Copies of the most recent Annual and Semi-Annual Shareholder Reports and reports on Form N-CSR of the Portfolio are available without charge online at venerable.onlineprospectus.net and may be obtained by writing to the Trust or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kristina Magolis, Esq., Secretary of Seasons Series Trust, One World Trade Center, Suite J, 49th Floor, New York, NY 10007.

By Order of the Board of Trustees,

/s/ John T. Genoy
John T. Genoy
President
Seasons Series Trust

Dated: June 26, 2026

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EXHIBIT A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is dated as of April 30, 2026, by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and FEDERATED MDTA LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 2026, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, without par value, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of the Advisory Agreement with the Trust. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed on Schedule A attached hereto. Subject to the oversight and review of the Adviser, the Subadviser will determine in its discretion the securities to be purchased or sold, and through delegated authority from the Adviser, execute such documents as may be necessary in connection therewith; will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain; and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust’s current prospectus and statement of additional information (together, the “Registration Statement”).

The Subadviser represents and warrants that its management of the Portfolio(s) will at all times conform with: (1) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust’s current Registration Statement; (2) the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies including those investment companies underlying variable annuities; (3) the provisions of the Act and rules adopted thereunder applicable to the Portfolio(s); (4) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; (5) applicable state insurance laws provided to Subadviser by Adviser in writing (which may be satisfied through delivery to Subadviser of a copy of the Trust’s current prospectus), or as acknowledged in a written undertaking by Subadviser; and (6) applicable federal and state securities laws. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the variable annuity contracts which offer the Portfolio(s) (the “Contracts”) or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolio(s) or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Trust, concerning transactions of the Portfolio(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

2. Representations and Warranties of the Adviser. The Adviser represents and warrants to the Subadviser that: (1) it is a limited liability company duly formed and validly existing under the laws of Delaware; (2) it is duly authorized to execute and deliver this Agreement and to perform its obligations thereunder; and (3) it is registered with the SEC as an investment adviser under the Advisers Act.

3. Portfolio Transactions. The Subadviser is responsible for decisions to buy or sell securities and other investments for the assets of each Portfolio, broker-dealers and futures commission merchants selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio(s) with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio(s) and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements and similar types of master agreements, and options on futures contracts, which are permitted to be made by the Subadviser in accordance with this Agreement and the investment objectives and strategies of the Portfolio(s), as outlined in the Registration Statement for the Portfolio(s), the Adviser hereby authorizes and directs the Subadviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement, including, but not limited to, executing as agent, on behalf of the Portfolio(s), master and related agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Portfolio(s), such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Subadviser also is hereby authorized to instruct a Portfolio’s custodian with respect to any collateral management activities in connection with any derivatives transactions and to enter into standard industry protocol arrangements (including those published by ISDA). The Subadviser is also authorized to provide evidence of its authority to enter into such master and related agreements, including by delivering a copy of this provision. The Adviser acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes and agrees to provide the Subadviser with tax information, governing documents, legal opinions and other information concerning the Portfolio(s) as may be reasonably necessary to complete such agreements and other documentation. The Subadviser is required to provide the Adviser with copies of the applicable agreements and documentation promptly upon request and to notify the Adviser, within a commercially reasonable amount of time, of any claims by counterparties or financial intermediaries that a Portfolio has triggered an early termination or default provision or otherwise is out of compliance with the terms of the applicable agreement or that the counterparty is excused from performing under the agreement. The Subadviser is hereby authorized, to the extent required by regulatory agencies or market practice, to reveal the Trust and the Portfolio’s identity and address to any financial intermediary through which or with which financial instruments are traded or cleared.

The authority granted to the Subadviser pursuant to this Agreement shall include, without limitation the authority on behalf of and in the name of the Portfolio(s) to execute: (i) documentation relating to private placements, loans and bank debt (including Loan Syndications and Trading Association and Loan Market Association documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

The Subadviser is authorized to terminate all such master and related agreements and other documentation with respect to a Portfolio when it determines it is in the best interest of the Portfolio to do so, and it is authorized to exercise all default and other rights of the Portfolio against the other party(ies) to such agreements in accordance with its fiduciary duties and the best interest of the Portfolio. Upon termination of this Agreement, the Subadviser agrees, within a commercially reasonable amount of time, to remove the Portfolio(s) as parties to such agreements and to consult with the Adviser regarding close-out, novation or continuation of positions under the agreements and retention of accounts or transfer of such accounts, which the Adviser shall determine in its sole discretion. If instructed by the Adviser to do so, the Subadviser shall close out open positions and transfer financial instruments in accordance with the Adviser’s instructions.

4. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

5. Reports. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, policies and procedures relating to the management of the Trust as adopted by the Board of Trustees (the “Board”), and such other information with regard to their affairs and that of the Trust as each may reasonably request.

6. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

7. Proxy Voting. Subject to the prior approval by the Board and upon thirty (30) days’ written notice to the Subadviser (or such lesser or longer notice as is acceptable to the Subadviser), the Adviser reserves the right to delegate to the Subadviser responsibility for exercising voting rights for all or a specified portion of the securities held by a Portfolio. To the extent so delegated, the Subadviser will exercise voting rights with respect to securities held by a Portfolio in accordance with written proxy voting policies and procedures mutually agreed upon by the parties. To the extent the Adviser retains the responsibility for voting proxies, the Subadviser agrees to provide input on certain proxy voting matters or proposals as may be reasonably requested by the Adviser.

8. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

9. Reference to the Subadviser. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, which approval shall not be unreasonably withheld.

10. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the (“Indemnified Parties”) from any liability arising from the Subadviser’s conduct under this Agreement. Subadviser hereby indemnifies, defends and protects Adviser and holds Adviser harmless, from and against any and all liability arising out of Subadviser’s disabling conduct.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which arise out of or result from any breach of any representation or warranty set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

(c) The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Limited Liability Company Agreement of the Subadviser and agrees that the obligations assumed by the Subadviser pursuant to this Agreement will be limited in any case to the Subadviser and its assets and the Adviser shall not seek satisfaction of any such obligations from the managing member, members, officers, employees or agents of the Subadviser, or any of them.

11. Permissible Interests. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

12. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust. With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser.

With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on ninety (90) days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

13. Service Providers. Notwithstanding anything contained to the contrary, the Subadviser may enter into arrangements with its affiliates and other third party contractors in connection with the performance of the

Subadviser’s services and other obligations under this Agreement, including for the provision of certain personnel, services and facilities to the Subadviser, provided that such arrangements comply with the Act. The Subadviser will remain responsible for any actions or omissions of such affiliates or other third-party contractors to the same extent as if the Subadviser had taken such action or made such omission under this Agreement.

14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

16. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

17. Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

18. Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

19. Confidentiality. (a) Each party will receive and hold any records or other information obtained pursuant to this Agreement (“confidential information”) in the strictest confidence, and acknowledges, represents, and warrants that it will use its reasonable best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties (other than such party’s respective Representatives (as defined below)) or otherwise use, except in accordance with the terms of this Agreement, any confidential information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of a Portfolio’s business, including, but not limited to, as may be requested by broker-dealers or third party firms conducting due diligence on the Portfolio; provided that such recipients must agree to protect the confidentiality of such confidential information and use such information only for the purposes of providing services to the Portfolio; provided, further, however, this covenant shall not apply to information which: (i) has been made publicly available by the other party or is otherwise in the public domain through no fault of the disclosing party; (ii) is within the legitimate possession of the disclosing party prior to its disclosure by such party and without any obligation of confidence; (iii) is lawfully received by the disclosing party from a third party when, to the best of such party’s knowledge and belief, such third party was not restricted from disclosing the information to such party; (iv) is independently developed by the disclosing party through persons who have not had access to, or knowledge of, the confidential information; or (v) is approved in writing for disclosure by the other party prior to its disclosure.

(b) Any confidential information provided by a party shall remain the sole property of such party, and shall be promptly returned to such party (or destroyed) following any request by such party to do so. Notwithstanding the foregoing, either party (and others to whom permitted disclosure has been made) (i) may retain a copy of the confidential information as is required for regulatory purposes or to comply with internal policy or laws relating to document retention and (ii) shall not be required to return, delete, or destroy any confidential information as resides on its electronic systems, including email and back-up tapes, it being understood that any such surviving confidential information shall remain subject to the limitations of this Section 19.

(c) To the extent that any confidential information may include materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, each party agrees that they have a commonality of interest with respect to such matters and it is their mutual desire, intention and understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All confidential information furnished by either party to the other or such other party’s Representatives hereunder that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under such privileges, this Agreement, and under the joint defense doctrine.

(d) Notwithstanding any other provision of this Agreement, each party and its respective Representatives shall be permitted to retain and disclose confidential information to the extent such retention and disclosure is: (i) required by any law or regulation; (ii) required or requested by, or necessary under the rules of, any court, any governmental agency or other regulatory authority (including, without limitation, any stock exchange or self-regulatory organization); or (iii) necessary in connection with any action, investigation or proceeding (including, without limitation, as part of any interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, in each case whether oral or written, or any other legal or regulatory process); provided, however, to the extent permitted by law, regulation or regulatory requirement, such party shall promptly notify the other party of the pending disclosure in writing and cooperate in all reasonable respects (and at such other party’s expense) with such other party in seeking to obtain a protective order either precluding such disclosure or requiring that the confidential information so disclosed be maintained as confidential or used only for the purposes related to the action, investigation or proceeding).

(e) For purposes of this Agreement, “Representatives” with respect to a party means such party’s representatives, directors, officers, investment and advisory committee members, employees, fund participants, rating agencies, professional advisers (including lawyers, accountants and investment bankers), affiliates or agents of such party who have a need to know confidential information. A party shall be responsible for enforcing compliance with this Agreement by its Representatives, if and to the extent such party has disclosed confidential information to any of them. The terms of this Section 19 are in addition to the terms of any other agreements between the parties or their affiliates.

(f) The parties agree that, notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio(s) and may include such total return in the calculation of composite performance information.

20. Notices. All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered by electronic mail, by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service.

The Adviser consents to the delivery of a Portfolio’s account statements, reports and other communications related to the services provided under this Agreement (collectively, “Account Communications”) via electronic mail and/or other electronic means acceptable to the Adviser, in lieu of sending such Account Communications as hard copies via facsimile, mail or other means. The Adviser confirms that it has provided the Subadviser with at least one valid electronic mail address where Account Communications can be sent. The Adviser acknowledges that the Subadviser reserves the right to distribute certain Account Communications via facsimile, mail or other means to the extent required by applicable law or otherwise deemed advisable. The Adviser may withdraw consent to electronic delivery at any time by giving the Subadviser notice pursuant this Section.

Subadviser:	Federated MDTA LLC

125 High Street

Oliver Street Tower – 21st Floor

Boston, Massachusetts 02110-2704

Attention: Global Advisory Management

Email address: federatedsubadvised@FederatedHermes.com

Adviser:	SunAmerica Asset Management, LLC

One World Trade Center

285 Fulton Street, Suite 49M

New York, NY 10007

Attention: General Counsel

21. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/ John T. Genoy
	Name:	John T. Genoy
	Title:	President

FEDERATED MDTA LLC

By:	/s/ John B. Fisher
	Name:	John B. Fisher
	Title:	President

SCHEDULE A

Effective April 30, 2026

Portfolio(s)	Annual Rate (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)

SA Multi-Managed Large Cap Value Portfolio	[Omitted]

Seasons Series Trust

5300 Memorial Drive, Suite 1150

Houston, Texas 77007

SA Multi-Managed Large Cap Value Portfolio

(the “Portfolio”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this

Notice is available at

venerable.onlineprospectus.net/informationstatements/index.html

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new subadvisory agreement with respect to the Portfolio is now available at the Venerable Holdings, Inc. (“Venerable”) website referenced above. The Portfolio is a series of Seasons Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access Venerable’s website to review a complete copy of the Information Statement, which contains important information about the new subadvisory agreement.

As discussed in the Information Statement, at a meeting held on December 10, 2025, the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended, approved a subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and Federated MDTA LLC (“Federated”) with respect to the Portfolio, effective on or about April 30, 2026.

The Trust has received an exemptive order from the U.S. Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a portfolio is required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of the hiring of any new subadviser or change in any existing subadvisory agreement. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about June 26, 2026, to all participants in a contract who were invested in the Portfolio as of the close of business on April 30, 2026. A copy of the Information Statement will remain on Venerable’s website until at least June 26, 2027, and contract owners can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 5300 Memorial Drive, Suite 1150, Houston, Texas 77007, Attn: Annuity Service Center, or by calling (800) 445-7862. You can request a complete copy of the Information Statement until June 26, 2027. To ensure prompt delivery, you should make your request no later than such date. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.